Exhibit 10.2
ASSIGNMENT OF
INTERCREDITOR AGREEMENTS
          THIS ASSIGNMENT OF INTERCREDITOR AGREEMENTS (this “Agreement”) is made as of February 12, 2010, by and between JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent to the Second Lien Credit Agreement (as defined below) (in such capacity, the “Existing Second Lien Agent”), in favor of Wilmington Trust FSB (“Wilmington”), as successor administrative agent to the Second Lien Credit Agreement (in such capacity, the “Successor Second Lien Agent”); acknowledged and agreed to by the parties signatory hereto (collectively, the “Parties”).
          WHEREAS, reference is made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of June 23, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Second Lien Credit Agreement”) by and among RHI Entertainment, LLC (“Borrower”), RHI Entertainment Holdings II, LLC (“Parent”) and the guarantors thereto (“Guarantors”) the financial institutions or entities from time to time parties thereto as lenders (collectively, the “Lenders”), and the Existing Second Lien Agent;
          WHEREAS, reference is made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007 by and among the Borrower, the Guarantors, the financial institutions from time to time party thereto as lenders, and JPMCB as administrative agent (in such capacity, the “First Lien Agent”) and as issuing bank;
          WHEREAS, the Borrower, Parent, Guarantors, Lenders, Existing Second Lien Agent and Successor Second Lien Agent have entered into the Successor Agent Agreement and Second Amendment to Credit, Security, Guaranty and Pledge Agreement, dated February 12, 2010 (the “Successor Agency Agreement”), which acknowledges the resignation of the Existing Second Lien Agent as administrative agent under the Second Lien Credit Agreement and all Fundamental Documents and appoints Successor Second Lien Agent as successor administrative agent under the Second Lien Credit Agreement and all Fundamental Documents;
          WHEREAS, the Parties are party to one or more intercreditor agreements listed in Exhibit A attached hereto (each an “Intercreditor Agreement, and collectively, the “Intercreditor Agreements”);
          WHEREAS, the Existing Second Lien Agent desires to assign all of its respective rights, responsibilities, duties and obligations under each Intercreditor Agreement to the Successor Second Lien Agent;
          WHEREAS, the Successor Second Lien Agent desires to succeed the Existing Second Lien Agent in all of its respective rights, responsibilities, duties and obligations under each Intercreditor Agreement; and
          WHEREAS, the Parties hereby acknowledge and agree to the assignment of each Intercreditor Agreement by JPMCB, in its capacity as Existing Second Lien Agent (but not in JPMCB’s capacity as First Lien Agent), to Wilmington, in its capacity as Successor Second Lien Agent.

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          NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:
     1. The Recitals set forth above are true and correct and are hereby incorporated into this Agreement as if set forth at length herein.
     2. The Existing Second Lien Agent and the Successor Second Lien Agent hereby notify you that, pursuant to the Agency Transfer Agreement, JPMorgan Chase Bank, N.A., has resigned as administrative agent under the Second Lien Credit Agreement and Wilmington Trust FSB has been appointed as replacement administrative agent under the Second Lien Credit Agreement, and has succeeded to and become vested with all the rights, powers and privileges of the Existing Second Lien Agent under the Second Lien Credit Agreement.
     3. In accordance with the foregoing, Existing Second Lien Agent hereby grants, conveys, transfers and assigns to Successor Second Lien Agent all of Existing Second Lien Agent’s rights, titles and interests in, to and under each of the Intercreditor Agreements.
     4. Existing Second Lien Agent hereby agrees to indemnify, protect, defend and hold harmless Successor Second Lien Agent from and against any and all claims, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys’ fees and costs) arising out of or resulting from any gross negligence or willful misconduct by Existing Second Lien Agent under the terms of each Intercreditor Agreement arising on or prior to the date hereof.
     5. Existing Second Lien Agent hereby covenants that it will, from time to time, upon reasonable written request therefor, at Successor Second Lien Agent’s sole expense and without the assumption of any additional liability thereby, execute and deliver to Successor Second Lien Agent, its successors and assigns, any new or confirmatory instruments and take such further acts as Successor Second Lien Agent may reasonably request to fully evidence or effect the assignment contained herein.
     6. Successor Second Lien Agent hereby accepts the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due, all of the agreements and obligations of Existing Second Lien Agent under each Intercreditor Agreement arising under and to be performed or discharged after the date hereof, and agrees to be bound by all of the terms and conditions applicable to it contained in each Intercreditor Agreement.
     7. Successor Second Lien Agent hereby agrees to indemnify, protect, defend and hold harmless Existing Second Lien Agent from and against any and all claims, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys’ fees and costs) arising out of or resulting from any breach or default by Successor Second Lien Agent under the terms of each Intercreditor Agreement arising after the date hereof.
     8. The provisions of this Agreement shall be binding upon the successors and assigns of Existing Second Lien Agent and Successor Second Lien Agent, and shall inure to the benefit of the successors and assigns of Existing Second Lien Agent and Successor Second Lien Agent, respectively.
     9. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon and attached to any other counterpart identical thereto except having additional signature pages attached to it.

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     10. Each of the Parties signatory hereto acknowledges and agrees that (a) the Successor Second Lien Agent shall not be responsible for any claims, liabilities, losses, costs, damages or expenses arising out of any actions taken by Existing Second Lien Agent under any Intercreditor Agreement prior to the date hereof and (b) that the Existing Second Lien Agent shall not be responsible for any claims, liabilities, costs, damages or expenses arising out of any actions taken by Successor Second Lien Agent under any Intercreditor Agreement subsequent to the date hereof.
     11. For the avoidance of doubt, nothing herein shall be deemed to limit the rights of the First Lien Agent under any Intercreditor Agreement, or the role of JPMCB as First Lien Agent, who shall continue in such role following the date hereof.
     12. This Agreement shall become effective upon its execution by Existing Second Lien Agent and the Successor Second Lien Agent, regardless of whether any other Party executes this Agreement.
[Signature Page Follows]

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          IN WITNESS WHEREOF, Existing Second Lien Agent and Successor Second Lien Agent have caused their duly authorized representatives to execute this Agreement as of the date first above written.

EXISTING SECOND LIEN AGENT:	JPMorgan Chase Bank, N.A., as outgoing second lien administrative agent
	By:	/s/ Christa Thomas
		Name:	Christa Thomas
		Title:	Managing Director

SUCCESSOR SECOND LIEN AGENT:	Wilmington Trust FSB, as successor second lien administrative agent
By:
Name:
Title:

[Signature page to Assignment of Intercreditor Agreements]

          IN WITNESS WHEREOF, Existing Second Lien Agent and Successor Second Lien Agent have caused their duly authorized representatives to execute this Agreement as of the date first above written.

EXISTING SECOND LIEN AGENT:	JPMorgan Chase Bank, N.A., as outgoing second lien administrative agent
By:
Name:
Title:

SUCCESSOR SECOND LIEN AGENT:	Wilmington Trust FSB, as successor second lien administrative agent
	By:	/s/ Renee Kuhl
		Name:	Renee Kuhl
		Title:	Assistant Vice President

[Signature page to Assignment of Intercreditor Agreements]

ACKNOWLEDGED AND AGREED:

JPMorgan Chase Bank, N.A.,
as first lien administrative agent;

By:	/s/ Patricia S. Carpen
	Name:	Patricia S. Carpen
	Title:	Vice President

[Signature page to Assignment of Intercreditor Agreements]

RHI Entertainment, LLC
By:	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	Chief Operating Officer

RHI Entertainment Holdings II, LLC
By:	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	Chief Operating Officer

RHI Entertainment Productions, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec Vice Pres., General Counsel & Secretary

RHI Entertainment Distribution, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec Vice Pres., General Counsel & Secretary

RHI International Distribution, Inc.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	Vice President & Treasurer

Library Storage, Inc.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	President & Secretary

[Signature page to Assignment of Intercreditor Agreements]

EXHIBIT A
Intercreditor Agreements
1.	Replacement Amended and Restated Intercreditor Agreement dated as of June 23, 2008 by and among JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative and collateral agent for the First Priority Secured Parties (as defined therein), JPMCB, as administrative and collateral agent for the Second Priority Secured Parties (as defined therein), RHI Entertainment, LLC (“Borrower”), KRH Investments LLC (f/k/a RHI Entertainment Holdings, LLC), and RHI Entertainment Holdings II, LLC. (“RHIEH II”);

2.	Intercreditor Agreement dated as of April 16, 2008, by and among RHI Entertainment Distribution, LLC (“RHIED”), National Bank of Canada (“NBC”), JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Muse Distribution International Inc. (“MDI”), and Templar Productions (Muse) Inc., as amended by Amendment No. 1 to Intercreditor Agreement dated as of June 27, 2008;

3.	Intercreditor Agreement — “Creature”, dated as of September 12, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sci-Fi Creature Productions (Muse) Inc., and NBC, acknowledged and agreed to by Universal Television Networks (“UTN”);

4.	Intercreditor Agreement — “Hellhounds,” dated as of September 17, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Hellhounds Productions (Muse) Inc., and NBC, acknowledged and agreed to by UTN;

5.	Intercreditor Agreement — “Sand Serpents,” dated as of October 17, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sandserpent Productions (Muse) Inc., and NBC, acknowledged and agreed to by UTN;

6.	Intercreditor Agreement — “Carny,” dated as of November 18, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Carny Productions (Muse) Inc,. and NBC, acknowledged and agreed to by UTN;

7.	Intercreditor Agreement — “Alien Western,” dated as of November 26, 2008 by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sci-Fi A.W. Productions (Muse) Inc., and NBC;

8.	Intercreditor Agreement — “Riverworld” dated as of April 9, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Riverworld Productions Inc., and NBC;

9.	Intercreditor Agreement — “Wyvern,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Wyvern Productions Inc. and NBC;

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10.	Intercreditor Agreement — “Troglodyte,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Troglodyte Productions Inc., and NBC;

11.	Intercreditor Agreement — “Phantom Racer ,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Phantom Racer Productions Inc., and NBC;

12.	Intercreditor Agreement — “Knights of Bloodsteel,” dated as of June 10, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Dragonsteel Films Inc., Powercorp International Limited, Royal Bank of Canada and U.S. Bank National Association, Canada Branch (“U.S. Bank Canada”);

13.	Intercreditor Agreement — “Family Gathering,” dated as of August 13, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Tertius Productions, Inc., and NBC;

14.	Intercreditor Agreement — “Sharkswarm,” dated as of August 14, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Husum Limited, and U.S. Bank National Association (“U.S. Bank”);

15.	Intercreditor Agreement — “Goblin,” dated as of September 21, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Reel One Entertainment, Inc., Gobi Productions Inc., and NBC;

16.	Intercreditor Agreement — “Megastorm,” dated as of September 25, 2009, by and among RHIED, RHI International Distribution, Inc. (“RHIID”), JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Felsberg Limited, and U.S. Bank;

17.	Intercreditor Agreement — “Fairfield Road,” dated as of October 15, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Cypress Point Films, Inc., and NBC;

18.	Intercreditor Agreement — “The Phantom,” dated as of May 6, 2009, by and among RHIED, RHIID, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Muse Entertainment Enterprises USA, Inc. (“Muse USA”), Walker Productions (Muse) Inc. and NBC;

19.	Intercreditor Agreement — “The Phantom,” dated as of October 20, 2009, by and among RHIED, RHIID, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Muse USA, Walker Productions (Muse) Inc. and U.S. Bank Canada; and

20.	Intercreditor Agreement — “Wild Girl,” dated as of November 6, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), W. Girl Productions (Muse) Inc., Muse USA and NBC.

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